Delaware Group Premium Fund

Balanced Series

Supplement to Prospectus dated May 1, 2001

The following replaces the information in the section of the Prospectus entitled "Portfolio managers":

Steven T. Lampe and Michael S. Morris have primary responsibility for making day-to-day investment decisions for the Equity portion of the Balanced Series. Paul Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for the Fixed-Income portion of the Balanced Series. When making investment decisions for the Balanced Series, Mr. Lampe, Mr. Morris, Mr. Grillo and Mr. Cianci regularly consult with William E. Dodge. Mr. Dodge has overall responsibility for determining the asset allocation between the fixed-income portion and equity portion of the Fund.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Balanced Series since November 5, 2001.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously, he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 8 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Balanced Series since November 5, 2001.

Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since February 2001 and the fixed-income portion of The Balanced Portfolio since April 25, 2000.

Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since February 2001 and the fixed-income portion of The Balanced Portfolio since April 25, 2000.

William E. Dodge, Executive Vice President/Chief Investment Officer, received his undergraduate degree and his MBA from the University of Massachusetts. He began his investment career in 1976 as a Portfolio Manager for AIC Incorporated, and subsequently held investment positions with ASB Capital Management, National Bank of Washington, and E.I. du Pont de Nemours Pension Fund. Mr. Dodge later became Chairman of the Investment Policy Committee, Chief Investment Strategist and Co-Chairman of the Stock Selection Committee at Dean Witter Reynolds. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates. He is a CFA Charterholder, a member of the Association for Investment Management and Research, and former President of the Financial Analysts of Wilmington.

This supplement is dated November 5, 2001.